UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2009

WORLDWIDE STRATEGIES INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-129398 (Commission File Number)	41-0946897 (IRS Employer Identification No.)

3801 East Florida Avenue, Suite 400, Denver, Colorado 80210
(Address of principal executive offices) (Zip Code)

(303) 991-5887
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On October 16, 2009, Worldwide Strategies Incorporated (“WWSG”) appointed Hamilton, P.C. (“Hamilton”) in Denver, Colorado as the registered independent public accountant for the fiscal year ended July 31, 2009.  On October 16, 2009, WWSG dismissed Cordovano and Honeck LLP (“C&H”) as its registered independent public accountant.  The decisions to appoint Hamilton and dismiss C&H were approved by WWSG’s Board of Directors on October 16, 2009.

During the fiscal years ended July 31, 2008 and 2007 and through the subsequent interim period up through the date of dismissal (October 16, 2009), there were no disagreements with C&H on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of C&H, would have caused C&H to make reference thereto in its report on WWSG’s financial statements for such years.  Further, there were no reportable events as described in Item 304(a)(1)(iv) or (v) of Regulation S-K occurring within the WWSG’s two most recent fiscal years and the subsequent interim period up through the date of dismissal (October 16, 2009).

The audit report of C&H for WWSG’s financial statements as of July 31, 2008, contained a separate paragraph stating:

“The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has incurred recurring losses, incurred liabilities in excess of assets over the past year and has an accumulated deficit of $6,054,850.  Based upon current operating levels, the Company may be required to obtain additional capital or significant reconfiguration of its operations to sustain its operations beyond July 31, 2009.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Further information and management’s plans in regard to this uncertainty are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During WWSG’s two most recent fiscal years and the subsequent interim period up through the date of engagement of Hamilton (October 16, 2009), neither WWSG nor anyone on its behalf consulted Hamilton regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on WWSG’s financial statements.  Further, Hamilton has not provided WWSG with written or oral advice that was an important factor that WWSG considered in reaching a decision as to any accounting, auditing or financial reporting issues.

WWSG provided a copy of the foregoing disclosures to C&H prior to the date of the filing of this report and requested that C&H furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01.  A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Regulation S-K Number	Document
16.1	Letter from Cordovano and Honeck LLP dated October 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWIDE STRATEGIES INCORPORATED
October 16, 2009	By: /s/ James P.R. Samuels James P.R. Samuels Chief Executive Officer

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